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Exhibit 10.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Allied Domecq PLC:

        We consent to the use of our report included herein.

KPMG Audit PLC
London, England

24 July 2002

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  Exhibit 10.1
INDEPENDENT AUDITORS' CONSENT